Exhibit 99.1

CAREER EDUCATION CORPORATION REPORTS

RESULTS FOR SECOND QUARTER 2013

Schaumburg, Ill. (August 7, 2013) – Career Education Corporation (NASDAQ: CECO) today reported total revenue of $294.8 million, and a net loss of $31.4 million, or -$0.47 per diluted share, for the second quarter of 2013 compared to total revenue of $365.9 million and net loss of $100.2 million, or -$1.52 per diluted share, for the second quarter of 2012.

“Our results are very much in line with our initial projections for the quarter. We are actively taking costs out of the business as we become more efficient and adjust the organization’s size to serve a smaller overall student population,” said Scott W. Steffey, president and CEO of Career Education. “I’m encouraged by the progress we’ve made across our domestic operations on improving our interactions with students, from the initial point of contact straight through to student outcomes, which gives me confidence that the actions we’re taking will positively impact the direction of the Company.

“The University group continues to be a profitable business, and as we continue to make improvements, we expect enhanced performance. The International segment continues to perform very well, and we’ve made significant progress towards finalizing our action plan for the Career Schools group, along with any additional strategic decisions,” Steffey said.

CONSOLIDATED RESULTS

Quarter Ended June 30, 2013

•	Total revenue was $294.8 million for the second quarter of 2013, a 19.4 percent decrease from $365.9 million for the second quarter of 2012.

•

Operating losses of $63.5 million and $105.3 million were recorded for the second quarters of 2013 and 2012, respectively. The operating margin was -21.5 percent for the second quarter of 2013 versus -28.8 percent for the second quarter of 2012. Operating loss for the quarter ended June 30, 2013 includes a $10.0 million ($0.10 per diluted share) charge related to the probable settlement of a legal matter and non-cash trade name impairment charges of $2.3 million ($0.02 per diluted share) related to the Le Cordon Bleu trade name and $1.7 million ($0.02 per diluted share) related to the Sanford-Brown trade name. The operating loss for the quarter ended June 30, 2012 included non-cash goodwill and asset impairment charges of $85.4 million ($1.24 per diluted share).

•

The loss from continuing operations for the second quarter of 2013 was $29.9 million, or -$0.45 per diluted share, versus the loss from continuing operations of $85.9 million, or -$1.30 per diluted share, for the second quarter of 2012.

Year to Date Ended June 30, 2013

•	Total revenue was $635.1 million for the year to date ended June 30, 2013, compared to $795.6 million for the year to date ended June 30, 2012.

•

Operating losses of $80.9 million and $57.0 million were recorded for the years to date ended June 30, 2013 and 2012, respectively. The operating margin decreased to -12.7 percent for the year to date ended June 30, 2013, from -7.2 percent for the year to date ended June 30, 2012.

•

The loss from continuing operations for the year to date ended June 30, 2013, was $43.9 million, or -$0.66 per diluted share, compared to the loss from continuing operations of $44.5 million, or -$0.67 per diluted share, for the year to date ended June 30, 2012.

•

In addition to the significant items for the quarter ended June 30, 2012 above, the operating results for the year to date ended June 30, 2012 include a $19.0 million ($0.19 per diluted share) insurance recovery related to the settlement of claims under certain insurance policies.

CEC ANNOUNCES 2Q13 RESULTS …PG 2

CONSOLIDATED CASH FLOWS AND FINANCIAL POSITION

Cash Flows

•

Net cash flows used in operating activities totaled $67.0 million for the year to date ended June 30, 2013, compared to net cash flows provided by operating activities of $16.6 million for the year to date ended June 30, 2012.

•

Capital expenditures decreased to $10.0 million during the year to date ended June 30, 2013, from $20.0 million during the year to date ended June 30, 2012. Capital expenditures represented 1.6 percent and 2.5 percent of total revenue of continuing and discontinued operations during the years to date ended June 30, 2013 and 2012, respectively.

Financial Position

•

As of June 30, 2013 and December 31, 2012, cash and cash equivalents and short-term investments totaled $241.8 million and $402.3 million, respectively. During the first quarter of 2013, the Company repaid the $80.0 million of outstanding borrowings under its Credit Agreement. Accordingly, restricted cash balances decreased to $12.0 million at June 30, 2013 from $97.9 million at December 31, 2012.

LEGAL AND REGULATORY MATTERS

•

During the second quarter of 2013, the Company reached a preliminary agreement regarding the monetary component of a settlement with the Attorney General of the State of New York relating to their investigation of whether the Company and certain of its schools have complied with certain New York state consumer protection, securities, finance and other laws, which is subject to negotiation of a final agreement including certain injunctive provisions. This resulted in the Company recording a $10.0 million ($0.10 per diluted share) pretax charge in the current year quarter.

•

In addition, during the second quarter of 2013, the Company agreed to proposed settlements for its ongoing securities litigation and shareholder derivative actions which are subject to negotiation of final agreements and court approval. The Company expects that the costs to settle these matters will be covered under its insurance policies.

CEC ANNOUNCES 2Q13 RESULTS …PG 3

STUDENT POPULATION AND NEW STUDENT STARTS

Student Population

Total student population by reportable segment as of June 30, 2013 and 2012 was as follows:

	As of June 30,		% Change 2013 vs. 2012
	2013	2012
Student Population
CTU	20,500	22,600	-9%
AIU	11,600	14,500	-20%

Total University Schools	32,100	37,100	-13%

Health Education	7,800	10,200	-24%
Culinary Arts	7,700	12,000	-36%
Design & Technology	4,700	6,600	-29%

Total Career Schools	20,200	28,800	-30%

International	2,400	2,700	-11%

Subtotal	54,700	68,600	-20%
Transitional Schools	2,900	8,300	-65%

Total Student Population	57,600	76,900	-25%

New Student Starts

New student starts by reportable segment for the quarters ended June 30, 2013 and 2012 were as follows:

	For the Quarter Ended June 30,		% Change 2013 vs. 2012
	2013	2012
New Student Starts
CTU (1)	4,410	5,800	-24%
AIU (1)	2,110	3,050	-31%

Total University Schools	6,520	8,850	-26%

Health Education	1,540	1,470	5%
Culinary Arts	2,260	2,410	-6%
Design & Technology	540	610	-11%

Total Career Schools	4,340	4,490	-3%

International	370	510	-27%

Subtotal	11,230	13,850	-19%
Transitional Schools (2)	30	1,090	NM

Total New Student Starts	11,260	14,940	-25%

(1)	During 2012 and 2013, CTU and AIU had established certain programs to enable students to assess their readiness to commit to enrolling in college-level courses. Excluding the impact of these readiness programs, new student starts for CTU and AIU are 15% and 8% lower in the second quarter of 2013 as compared to 2012, respectively.

(2)	Campuses within the Transitional Schools segment no longer enroll new students; students who re-enter after 365 days are reported as new student starts.

CEC ANNOUNCES 2Q13 RESULTS …PG 4

CONFERENCE CALL INFORMATION

Career Education Corporation will host a conference call on Thursday, August 8, 2013 at 10:00 a.m. Eastern time. Interested parties can access the live webcast of the conference call at www.careered.com in the Investor Relations section of the website. Participants can also listen to the conference call by dialing 800-580-9478 (domestic) or 630-691-2769 (international) and citing code 35251022. Please log-in or dial-in at least 10 minutes prior to the start time to ensure a connection. An archived version of the webcast will be accessible for 90 days at www.careered.com in the Investor Relations section of the website. A replay of the call will also be available for seven days by calling 888-843-7419 (domestic) or 630-652-3042 (international) and citing code 35251022.

ABOUT CAREER EDUCATION CORPORATION

The colleges, schools and universities that are part of the Career Education Corporation (“CEC”) family offer high-quality education to a diverse student population across the world in a variety of career-oriented disciplines through online, on-ground and hybrid learning program offerings. The more than 90 campuses that serve these students are located throughout the United States and in France and Monaco, and offer doctoral, master’s, bachelor’s and associate degrees and diploma and certificate programs.

CEC is an industry leader whose institutions are recognized globally. Those institutions include, among others, American InterContinental University (“AIU”); Brooks Institute; Colorado Technical University (“CTU”); Harrington College of Design; INSEEC Group (“INSEEC”) Schools; International University of Monaco (“IUM”); International Academy of Design & Technology (“IADT”); Le Cordon Bleu North America (“LCB”); and Sanford-Brown Institutes and Colleges (“SBI” and “SBC”, respectively). Through its schools, CEC is committed to providing high-quality education, enabling students to graduate and pursue rewarding career opportunities.

For more information, see CEC’s website at www.careered.com. The website includes a detailed listing of individual campus locations and web links to CEC’s colleges, schools, and universities.

Except for the historical and present factual information contained herein, the matters set forth in this release, including statements identified by words such as “anticipate”, “believe”, “plan”, “expect”, “intend”, “project”, “will”, “potential” and similar expressions, are forward-looking statements as defined in Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on information currently available to us and are subject to various assumptions, risks, uncertainties and other factors that could cause our results of operations, financial condition, cash flows, performance, business prospects and opportunities to differ materially from those expressed in, or implied by, these statements. Except as expressly required by the federal securities laws, we undertake no obligation to update or revise such factors or any of the forward-looking statements contained herein to reflect future events, developments or changed circumstances, or for any other reason. These risks and uncertainties, the outcomes of which could materially and adversely affect our financial condition and operations, include, but are not limited to, the following: declines in enrollment; our ability to implement our strategic initiatives and effective cost reduction strategies; our continued compliance with and eligibility to participate in Title IV Programs under the Higher Education Act of 1965, as amended, and the regulations thereunder (including the “90-10 Rule” and financial responsibility standards prescribed by the U.S. Department of Education), as well as national and regional accreditation standards and state regulatory requirements; our ability to successfully defend litigation and other claims brought against us; rulemaking by the U.S. Department of Education and increased focus by the U.S. Congress and governmental agencies on for-profit education institutions; and changes in the overall U.S. or global economy. Further information about these and other relevant risks and uncertainties may be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and its subsequent filings with the Securities and Exchange Commission.

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CEC ANNOUNCES 2Q13 RESULTS …PG 5

CONTACT

Investors:	Doug Craney
Vice President, Investor Relations and Business Development
(847) 585-3899

Media:	Mark Spencer
Director, Corporate Communications
(847) 585-3802

CAREER EDUCATION CORPORATION AND SUBSIDIARIES

UNAUDITED CONSOLIDATED BALANCE SHEETS

(In thousands)

	June 30, 2013 (1)	December 31, 2012 (1)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents, unrestricted	$165,921	$240,559
Restricted cash	11,966	97,878
Short-term investments	63,947	63,876

Total cash and cash equivalents and short-term investments	241,834	402,313

Student receivables, net	53,518	68,798
Receivables, other, net	40,453	3,837
Prepaid expenses	96,436	44,297
Inventories	7,690	8,471
Deferred income tax assets, net	7,129	7,095
Other current assets	7,245	4,422
Assets of discontinued operations	3,705	4,328

Total current assets	458,010	543,561

NON-CURRENT ASSETS:
Property and equipment, net	246,008	277,302
Goodwill	132,389	133,025
Intangible assets, net	56,895	61,670
Student receivables, net	6,029	6,832
Deferred income tax assets, net	47,936	47,707
Other assets, net	28,149	33,280
Assets of discontinued operations	18,772	19,326

TOTAL ASSETS	$994,188	$1,122,703

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Short-term borrowings and current maturities of capital lease obligations	$—	$80,211
Accounts payable	31,863	38,416
Accrued expenses:
Payroll and related benefits	46,414	46,586
Advertising and production costs	22,630	20,963
Other	83,483	44,585
Deferred tuition revenue	80,945	111,896
Liabilities of discontinued operations	13,522	10,058

Total current liabilities	278,857	352,715

NON-CURRENT LIABILITIES:
Deferred rent obligations	91,415	95,073
Other liabilities	29,331	29,799
Liabilities of discontinued operations	24,844	33,326

Total non-current liabilities	145,590	158,198

STOCKHOLDERS’ EQUITY:
Preferred stock	—	—
Common stock	818	816
Additional paid-in capital	600,796	596,826
Accumulated other comprehensive loss	(3,712)	(4,785)
Retained earnings	186,328	232,921
Cost of shares in treasury	(214,489)	(213,988)

Total stockholders’ equity	569,741	611,790

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$994,188	$1,122,703

(1)	During the 2013 quarters ended June 30 and March 31, the Company completed the teach-out of SBI Landover and SBC Hazelwood, respectively. As a result, all current and prior period results for these campuses are reflected as components of discontinued operations.

CAREER EDUCATION CORPORATION AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF LOSS AND COMPREHENSIVE LOSS

(In thousands, except per share amounts and percentages)

	For the Quarter Ended June 30, (1)
	2013	% of Total Revenue	2012	% of Total Revenue
REVENUE:
Tuition and registration fees	$289,241	98.1%	$359,871	98.3%
Other	5,606	1.9%	6,078	1.7%

Total revenue	294,847		365,949

OPERATING EXPENSES:
Educational services and facilities	121,353	41.2%	143,120	39.1%
General and administrative	214,170	72.6%	223,200	61.0%
Depreciation and amortization	18,884	6.4%	19,503	5.3%
Goodwill and asset impairment	3,966	1.3%	85,381	23.3%

Total operating expenses	358,373	121.5%	471,204	128.8%

Operating loss	(63,526)	-21.5%	(105,255)	-28.8%

OTHER INCOME (EXPENSE):
Interest income	772	0.3%	470	0.1%
Interest expense	(213)	-0.1%	(28)	0.0%
Loss on sale of business	(222)	-0.1%	—	0.0%
Miscellaneous income (expense)	27	0.0%	(77)	0.0%

Total other income	364	0.1%	365	0.1%

PRETAX LOSS	(63,162)	-21.4%	(104,890)	-28.7%
Benefit from income taxes	(33,274)	-11.3%	(19,027)	-5.2%

LOSS FROM CONTINUING OPERATIONS	(29,888)	-10.1%	(85,863)	-23.5%
Loss from discontinued operations, net of tax	(1,502)	-0.5%	(14,371)	-3.9%

NET LOSS	(31,390)	-10.6%	(100,234)	-27.4%

OTHER COMPREHENSIVE INCOME (LOSS), net of tax:
Foreign currency translation adjustments	2,811		(9,736)
Unrealized gains (losses) on investments	4		(108)

Total other comprehensive income (loss)	2,815		(9,844)

COMPREHENSIVE LOSS	$(28,575)		$(110,078)

NET LOSS PER SHARE - DILUTED:
Loss from continuing operations	$(0.45)		$(1.30)
Loss from discontinued operations	(0.02)		(0.22)

Net loss per share	$(0.47)		$(1.52)

DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING	66,751		66,034

(1)	During the 2013 quarters ended June 30 and March 31, and the fourth quarter of 2012, the Company completed the teach-out of SBI Landover, SBC Hazelwood and LCB Pittsburgh, respectively. As a result, all current and prior period results for these campuses are reflected as components of discontinued operations.

CAREER EDUCATION CORPORATION AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF LOSS AND COMPREHENSIVE LOSS

(In thousands, except per share amounts and percentages)

	For the Year to Date Ended June 30, (1)
	2013	% of Total Revenue	2012	% of Total Revenue
REVENUE:
Tuition and registration fees	$624,292	98.3%	$779,025	97.9%
Other	10,804	1.7%	16,555	2.1%

Total revenue	635,096		795,580

OPERATING EXPENSES:
Educational services and facilities	253,724	40.0%	292,997	36.8%
General and administrative	420,184	66.2%	435,016	54.7%
Depreciation and amortization	37,946	6.0%	39,144	4.9%
Goodwill and asset impairment	4,123	0.6%	85,464	10.7%

Total operating expenses	715,977	112.7%	852,621	107.2%

Operating loss	(80,881)	-12.7%	(57,041)	-7.2%

OTHER (EXPENSE) INCOME:
Interest income	1,027	0.2%	740	0.1%
Interest expense	(919)	-0.1%	(65)	0.0%
Loss on sale of business	(6,934)	-1.1%	—	0.0%
Miscellaneous expense	(439)	-0.1%	(77)	0.0%

Total other (expense) income	(7,265)	-1.1%	598	0.1%

PRETAX LOSS	(88,146)	-13.9%	(56,443)	-7.1%
Benefit from income taxes	(44,240)	-7.0%	(11,930)	-1.5%

LOSS FROM CONTINUING OPERATIONS	(43,906)	-6.9%	(44,513)	-5.6%
Loss from discontinued operations, net of tax	(2,687)	-0.4%	(3,645)	-0.5%

NET LOSS	(46,593)	-7.3%	(48,158)	-6.1%

OTHER COMPREHENSIVE INCOME (LOSS), net of tax:
Foreign currency translation adjustments	1,068		(4,296)
Unrealized gains (losses) on investments	5		(120)

Total other comprehensive income (loss)	1,073		(4,416)

COMPREHENSIVE LOSS	$(45,520)		$(52,574)

NET LOSS PER SHARE - DILUTED:
Loss from continuing operations	$(0.66)		$(0.67)
Loss from discontinued operations	(0.04)		(0.05)

Net loss per share	$(0.70)		$(0.72)

DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING:	66,585		66,439

(1)	During the 2013 quarters ended June 30 and March 31, and the fourth quarter of 2012, the Company completed the teach-out of SBI Landover, SBC Hazelwood and LCB Pittsburgh, respectively. As a result, all current and prior period results for these campuses are reflected as components of discontinued operations.

CAREER EDUCATION CORPORATION AND SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	For the Year to Date Ended June 30,
	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(46,593)	$(48,158)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Goodwill and asset impairment	4,123	85,661
Depreciation and amortization expense	38,235	40,126
Bad debt expense	14,042	17,779
Compensation expense related to share-based awards	3,406	5,735
Loss on sale of business	6,934	—
Loss on disposition of property and equipment	103	287
Changes in operating assets and liabilities	(87,225)	(84,853)

Net cash (used in) provided by operating activities	(66,975)	16,577

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of available-for-sale investments	(34,570)	(108,198)
Sales of available-for-sale investments	34,485	108,188
Purchases of property and equipment	(10,005)	(19,990)
Payments of cash upon sale of business	(2,525)	—
Business acquisition, net of acquired cash	—	(2,873)
Other	9	(120)

Net cash used in investing activities	(12,606)	(22,993)

CASH FLOWS FROM FINANCING ACTIVITIES:
Purchase of treasury stock	—	(56,431)
Issuance of common stock	565	883
Payments of contingent consideration	—	(5,818)
Payment on borrowings	(80,000)	—
Change in restricted cash	85,912	—
Payments of assumed loans upon business acquisition	—	(318)
Payments of capital lease obligations	(210)	(641)

Net cash provided by (used in) financing activities	6,267	(62,325)

EFFECT OF FOREIGN CURRENCY EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS:	(1,381)	(2,539)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(74,695)	(71,280)
DISCONTINUED OPERATIONS CASH ACTIVITY INCLUDED ABOVE:
Add: Cash balance of discontinued operations, beginning of the period	63	—
Less: Cash balance of discontinued operations, end of the period	6	35
CASH AND CASH EQUIVALENTS, beginning of the period	240,559	280,592

CASH AND CASH EQUIVALENTS, end of the period	$165,921	$209,277

CAREER EDUCATION CORPORATION AND SUBSIDIARIES

UNAUDITED SELECTED SEGMENT INFORMATION

(In thousands, except percentages)

	For the Quarter Ended June 30,
	2013	2012 (1)
REVENUE:
CTU	$86,887	$91,839
AIU	59,935	78,841

Total University Schools	146,822	170,680

Health Education	35,289	45,457
Culinary Arts (2)	44,577	57,895
Design & Technology	27,858	34,724

Total Career Schools	107,724	138,076

International	25,824	21,140
Corporate and Other	—	20

Subtotal	280,370	329,916
Transitional Schools (2)	14,477	36,033

Total	$294,847	$365,949

OPERATING (LOSS) INCOME:
CTU	$16,588	$12,181
AIU	1,021	6,878

Total University Schools	17,609	19,059

Health Education (3)	(27,107)	(50,230)
Culinary Arts (2) (4)	(17,017)	(3,121)
Design & Technology (5)	(7,595)	(45,006)

Total Career Schools	(51,719)	(98,357)

International	(3,659)	(2,406)
Corporate and Other	(11,050)	(5,373)

Subtotal	(48,819)	(87,077)
Transitional Schools (2) (6)	(14,707)	(18,178)

Total	$(63,526)	$(105,255)

OPERATING (LOSS) MARGIN:
CTU	19.1%	13.3%
AIU	1.7%	8.7%
Total University Schools	12.0%	11.2%
Health Education	-76.8%	-110.5%
Culinary Arts	-38.2%	-5.4%
Design & Technology	-27.3%	-129.6%
Total Career Schools	-48.0%	-71.2%
International	-14.2%	-11.4%
Corporate and Other	NM	NM
Subtotal	-17.4%	-26.4%
Transitional Schools	-101.6%	-50.4%
Total	-21.5%	-28.8%

(1)	Prior period financial results have been recast to report the schools that are currently being taught out within the Transitional Schools segment.

(2)	During the 2013 quarters ended June 30 and March 31, and the fourth quarter of 2012, the Company completed the teach-out of SBI Landover, SBC Hazelwood and LCB Pittsburgh, respectively. As a result, all current and prior period results for these campuses are reflected as components of discontinued operations.

(3)	The second quarter of 2013 includes $10.0 million related to the probable settlement of a legal matter and a $1.7 million non-cash trade name impairment charge. The second quarter of 2012 includes a $41.9 million non-cash goodwill impairment charge.

(4)	The second quarter of 2013 includes a $2.3 million non-cash trade name impairment charge.

(5)	The second quarter of 2012 includes a $40.8 million non-cash goodwill impairment charge.

(6)	The second quarter of 2012 includes a $1.0 million non-cash trade name impairment charge, $0.9 million non-cash asset impairment charges recorded as a result of the decision made in the second quarter of 2012 to teach out several schools, and a $0.7 million non-cash goodwill impairment charge.

CAREER EDUCATION CORPORATION AND SUBSIDIARIES

UNAUDITED SELECTED SEGMENT INFORMATION

(In thousands, except percentages)

	For the Year to Date Ended June 30,
	2013	2012 (1)
REVENUE:
CTU	$177,096	$188,168
AIU	126,234	167,781

Total University Schools	303,330	355,949

Health Education	73,310	99,549
Culinary Arts (2)	90,515	120,733
Design & Technology	58,147	76,525

Total Career Schools	221,972	296,807

International	75,501	63,969
Corporate and Other	—	34

Subtotal	600,803	716,759

Transitional Schools (2)	34,293	78,821

Total	$635,096	$795,580

OPERATING (LOSS) INCOME:
CTU	$32,500	$31,260
AIU	4,167	21,539

Total University Schools	36,667	52,799

Health Education (3)	(38,417)	(51,902)
Culinary Arts (2) (4)	(29,154)	(1,855)
Design & Technology (5)	(14,751)	(44,672)

Total Career Schools	(82,322)	(98,429)

International	9,821	10,719
Corporate and Other (6)	(17,418)	7,209

Subtotal	(53,252)	(27,702)
Transitional Schools (2) (7)	(27,629)	(29,339)

Total	$(80,881)	$(57,041)

OPERATING MARGIN (LOSS):
CTU	18.4%	16.6%
AIU	3.3%	12.8%
Total University Schools	12.1%	14.8%
Health Education	-52.4%	-52.1%
Culinary Arts	-32.2%	-1.5%
Design & Technology	-25.4%	-58.4%
Total Career Schools	-37.1%	-33.2%
International	13.0%	16.8%
Corporate and Other	NM	NM
Subtotal	-8.9%	-3.9%
Transitional Schools	-80.6%	-37.2%
Total	-12.7%	-7.2%

(1)	Prior period financial results have been recast to report the schools that are currently being taught out within the Transitional Schools segment.

(2)	During the 2013 quarters ended June 30 and March 31, and the fourth quarter of 2012, the Company completed the teach-out of SBI Landover, SBC Hazelwood and LCB Pittsburgh, respectively. As a result, all current and prior period results for these campuses are reflected as components of discontinued operations.

(3)	2013 expenses include $10.0 million related to the probable settlement of a legal matter and a $1.7 million non-cash trade name impairment charge. 2012 expenses include a $41.9 million non-cash goodwill impairment charge.

(4)	2013 expenses include a $2.3 million non-cash trade name impairment charge.

(5)	2012 expenses include a $40.8 million non-cash goodwill impairment charge.

(6)	During 2012, a $19.0 million insurance recovery was recorded related to the settlement of claims under certain insurance policies.

(7)	2012 expenses include a $1.0 million non-cash trade name impairment charge, $0.9 million non-cash asset impairment charges recorded as a result of the decision made in the second quarter of 2012 to teach out several schools, and a $0.7 million non-cash goodwill impairment charge.

CAREER EDUCATION CORPORATION AND SUBSIDIARIES

UNAUDITED SELECTED SEGMENT INFORMATION BY QUARTER - 2012

(In thousands)

	For the 2012 Quarters Ended (1)
	March 31	June 30	September 30	December 31	Full Year
REVENUE:
CTU	$96,329	$91,839	$86,484	$89,283	$363,935
AIU	88,940	78,841	71,204	65,223	304,208

Total University Schools	185,269	170,680	157,688	154,506	668,143

Health Education	54,092	45,457	40,469	41,559	181,577
Culinary Arts (2)	62,838	57,895	54,415	49,694	224,842
Design & Technology	41,801	34,724	33,129	31,888	141,542

Total Career Schools	158,731	138,076	128,013	123,141	547,961

International	42,829	21,140	14,665	49,934	128,568
Corporate and Other	14	20	16	5	55

Subtotal	386,843	329,916	300,382	327,586	1,344,727

Transitional Schools (2)	42,788	36,033	30,438	26,332	135,591

Total	$429,631	$365,949	$330,820	$353,918	$1,480,318

OPERATING (LOSS) INCOME:
CTU	$19,079	$12,181	$10,324	$13,344	$54,928
AIU	14,661	6,878	1,084	(1,727)	20,896

Total University Schools	33,740	19,059	11,408	11,617	75,824

Health Education	(1,672)	(50,230)	(12,758)	(13,628)	(78,288)
Culinary Arts (2)	1,266	(3,121)	(10,136)	(21,863)	(33,854)
Design & Technology	334	(45,006)	(6,240)	(6,715)	(57,627)

Total Career Schools	(72)	(98,357)	(29,134)	(42,206)	(169,769)

International	13,125	(2,406)	(6,444)	16,856	21,131
Corporate and Other	12,582	(5,373)	(5,402)	(9,425)	(7,618)

Subtotal	59,375	(87,077)	(29,572)	(23,158)	(80,432)

Transitional Schools (2)	(11,161)	(18,178)	(17,327)	(52,771)	(99,437)

Total	$48,214	$(105,255)	$(46,899)	$(75,929)	$(179,869)

(1)	Prior period financial results have been recast to report the schools that are currently being taught out within the Transitional Schools segment.

(2)	During the 2013 quarters ended June 30 and March 31, and the fourth quarter of 2012, the Company completed the teach-out of SBI Landover, SBC Hazelwood and LCB Pittsburgh, respectively. As a result, all current and prior period results for these campuses are reflected as components of discontinued operations.

CAREER EDUCATION CORPORATION AND SUBSIDIARIES

UNAUDITED SELECTED SEGMENT INFORMATION BY QUARTER - 2012

	As of the 2012 Quarters Ended (1)
	March 31	June 30	September 30	December 31
STUDENT POPULATION:
CTU	23,500	22,600	22,000	21,600
AIU	18,900	14,500	14,900	14,200

Total University Schools	42,400	37,100	36,900	35,800

Health Education	13,600	10,200	10,600	8,800
Culinary Arts (2)	12,500	12,000	11,200	8,500
Design & Technology	7,800	6,600	6,500	5,400

Total Career Schools	33,900	28,800	28,300	22,700

International	8,000	2,700	8,800	11,400

Subtotal	84,300	68,600	74,000	69,900

Transitional Schools (2)	10,600	8,300	7,300	6,000

Total	94,900	76,900	81,300	75,900

	For the 2012 Quarters Ended (1)
	March 31	June 30	September 30	December 31	Full Year
NEW STUDENT STARTS:
CTU	5,670	5,800	5,150	5,040	21,660
AIU	6,640	3,050	3,700	3,370	16,760

Total University Schools	12,310	8,850	8,850	8,410	38,420

Health Education	3,160	1,470	3,310	1,180	9,120
Culinary Arts (2)	3,160	2,410	3,920	2,810	12,300
Design & Technology	1,080	610	1,060	490	3,240

Total Career Schools	7,400	4,490	8,290	4,480	24,660

International	740	510	4,750	1,940	7,940

Subtotal	20,450	13,850	21,890	14,830	71,020

Transitional Schools (2)	2,520	1,090	1,720	840	6,170

Total	22,970	14,940	23,610	15,670	77,190

(1)	Prior period results have been recast to report the schools that are currently being taught out within the Transitional Schools segment.

(2)	During the 2013 quarters ended June 30 and March 31, and the fourth quarter of 2012, the Company completed the teach-out of SBI Landover, SBC Hazelwood and LCB Pittsburgh, respectively. As a result, all current and prior period results for these campuses are reflected as components of discontinued operations.